Exhibit 99.3
CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: September 23, 2009

/s/ William H. Damon III
William H. Damon III

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: September 28, 2009

/s/ Gabriel Hammond
Gabriel Hammond

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: September 23, 2009

/s/ Duke R. Ligon
Duke R. Ligon

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: September 25, 2009

/s/ J. Philip McCormick
J. Philip McCormick

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: October 1, 2009

/s/ Gary Pittman
Gary Pittman

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: September 24, 2009

/s/ Jon H. Rateau
Jon H. Rateau

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: September 22, 2009

/s/ Daniel Spears
Daniel Spears

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
     I hereby consent to the use of my name and any references to me as a person who is expected to become a director of PostRock Energy Corporation, a Delaware corporation, in the Registration Statement on Form S-4, and any and all amendments or supplements thereto, filed with the Securities and Exchange Commission. I also consent to the filing of this consent as an exhibit to such Registration Statement.
Date: September 30, 2009

/s/ Mark A. Stansberry
Mark A. Stansberry